Exhibit 99.1

Lender Presentation August 13, 2018 1

Forward-Looking Statements, Confidentiality and Non-GAAP Financial Measures SPECIAL NOTICE REGARDING PUBLICLY AVAILABLE INFORMATION: THE COMPANY (AS DEFINED BELOW) HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS PRESENTATION IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES FOR PURPOSES OF UNITED STATES FEDERAL AND STATE SECURITIES LAWS. THE RECIPIENT (AS DEFINED BELOW) OF THIS PRESENTATION HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A PRESENTATION THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMPANY NOR THE ARRANGERS (AS DEFINED BELOW) TAKE ANY RESPONSIBILITY FOR THE RECIPIENT’S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITIES (AS DEFINED BELOW). NOTWITHSTANDING THE RECIPIENT’S DESIRE TO ABSTAIN FROM RECEIVING MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES, THE RECIPIENT ACKNOWLEDGES THAT (1) ALL INDIVIDUALS LISTED AS CONTACTS IN THIS PRESENTATION MAY BE IN RECEIPT OF MATERIAL NON-PUBLIC INFORMATION OR OTHERWISE HAVE ACCESS TO INFORMATION THAT IS PROVIDED TO LENDERS OR POTENTIAL LENDERS WHO DESIRE TO RECEIVE MATERIAL NON-PUBLIC INFORMATION AND THAT IF THE RECIPIENT CHOOSES TO COMMUNICATE WITH ANY SUCH INDIVIDUALS, THE RECIPIENT ASSUMES THE RISK OF RECEIVING MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY OR ITS SECURITIES, (2) INFORMATION OBTAINED AS A RESULT OF BECOMING A LENDER MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION, AND (3) IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND IT WILL HANDLE SUCH INFORMATION IN ACCORDANCE WITH APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. THIS PRESENTATION HAS BEEN PREPARED SOLELY FOR INFORMATIONAL PURPOSES FROM INFORMATION SUPPLIED SOLELY BY OR ON BEHALF OF BEASLEY BROADCAST GROUP, INC. AND ITS SUBSIDIARIES (“BEASLEY” OR THE “COMPANY”) AND IS BEING FURNISHED BY GUGGENHEIM SECURITIES, LLC AND U.S. BANK NATIONAL ASSOCIATION (THE “ARRANGERS”) TO YOU IN YOUR CAPACITY AS A PROSPECTIVE LENDER (THE “RECIPIENT”) IN CONSIDERING THE PROPOSED FACILITIES DESCRIBED IN THIS PRESENTATION (THE “FACILITIES”). RECIPIENT’S ACCEPTANCE OF THIS PRESENTATION CONSTITUTES AN AGREEMENT BY IT TO BE BOUND BY THE TERMS OF THE “NOTICE TO AND UNDERTAKING BY RECIPIENTS” (THE “NOTICE AND UNDERTAKING”) APPEARING AT THE END OF THIS PRESENTATION AND THE SPECIAL NOTICE SET FORTH ABOVE (THE “SPECIAL NOTICE”). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THIS PRESENTATION AND OTHER EVALUATION MATERIAL (AS DEFINED IN THE NOTICE AND UNDERTAKING) ON THE TERMS SET FORTH IN THE NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THIS PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE ARRANGERS IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF, AND IMMEDIATELY TERMINATE ITS ACCESS TO THE RELATED DEBTDOMAIN SITE. THIS PRESENTATION IS NOT AN OFFER TO SELL OR PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL OR PURCHASE ANY SECURITIES AND SHALL NOT CONSTITUTE AN OFFER, SOLICITATION OR SALE IN ANY STATE OR JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are not historical facts and are based on information available at the time this presentation was prepared and/or management’s good faith belief with respect to future events. Such forward-looking statements are subject to risks and uncertainties, some or all of which are not predictable or within the control of the Company, that could cause actual performance or results to differ materially from those expressed in the statements. In the event that the risks disclosed in the Company’s public filings cause results to differ materially from those expressed in its forward-looking statements, its business, financial condition, results of operations or liquidity could be materially adversely affected and investors in its securities could lose part or all of their investment. Accordingly, the Company’s investors are cautioned not to rely on these forward-looking statements because, although the Company believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. This presentation includes certain financial measures that have not been prepared in a manner that complies with generally accepted accounting principles in the United States (“GAAP”), which may include EBITDA, Credit Agreement Adjusted EBITDA, Pro Forma Credit Agreement Adjusted EBITDA, Pro Forma Net Revenue, Free Cash Flow, Station Operating Income, and Pro Forma Station Operating Income (collectively, the “non-GAAP financial measures”). In addition, this presentation includes certain calculations provided for under the financial maintenance covenants contained in the Company’s senior credit facility. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under GAAP. You should be aware that this presentation of these measures may not be comparable to similarly-titled measures used by other companies. See Appendix for a reconciliation of each of the non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP. 2

Management Presenters Name    Title Company Caroline Beasley Chief Executive OfficerMarie Tedesco Chief Financial Officer 3

Table of Contents I. Transaction Overview II. Business Update Q&A Appendix 4

Transaction Overview Section I

Executive Summary Beasley Broadcast Group, Inc. (“Beasley”, “BBGI” or the “Company”) is a leading local broadcast media company with geographically diverse radio clusters in attractive markets across the U.S. The Company’s Pro Forma LTM 6/30/18 Net Revenue and Credit Agreement Adjusted EBITDA are $257.1 million and $54.1 million, respectively (1) In November 2017, Beasley entered into a new $245 million Senior Secured Credit Agreement, which included a $225 million Senior Secured Term Loan and $20 million revolving credit facility, part of which was used to help fund the WBZ-FM / WMJX-FM asset swap On July 19, 2018, Beasley announced the acquisition of WXTU-FM for $38 million. LTM 6/30/2018 Pro Forma SOI after estimated synergies is $5.0 million. The transaction is expected to receive FCC approval and close in the late third quarter or early fourth quarter The Company is seeking a $35 million Delayed Draw Add-on Term Loan B (the “Transaction”) to partially fund the acquisition of WXTU-FM in combination with cash on hand Delayed Draw Add-on Term Loan B expected to be fungible with the Existing Term Loan B upon funding Expected Pro Forma Gross and Net Leverage of 4.7x and 4.5x, respectively (1) Current and expected corporate credit ratings are B2 / B+ (credit facility rating is B1 / BB-), with a stable outlook at both agencies 1) Pro Forma for the WBZ-FM / WMJX-FM asset swap and WXTU-FM acquisition 6

Transaction Overview     ($ in millions) Sources & Uses of Funds Sources of Funds Uses of Funds New Delayed Draw Add-on Term Loan B $35.0 Acquisition of WXTU-FM $38.0 Cash from Balance Sheet 3.5 Estimated Financing Fees & Expenses 0.5 Total Sources $38.5 Total Uses $38.5 Pro Forma Capitalization Current Capitalization PF Capitalization 6/30/18 xEBITDA (1) Adj. At Funding xEBITDA (1) Cash & Cash Equivalents $14.8 (3.5) $11.3 Existing Revolver ($20)    $0.0 $0.0 Existing Term Loan B    220.0 220.0 Delayed Draw Add-on Term Loan B    - 35.0 35.0 Total Debt    $220.0 4.5x $35.0 $255.0 4.7x Net Debt    205.2 4.2x 38.5 243.7 4.5x Market Capitalization (2)    $188.4 $188.4 Total Enterprise Value    $393.6 8.0x $38.5 $432.1 8.0x LTM Credit Agreement Adjusted EBITDA (3)    $49.1 5.0 $54.1 Interest Coverage    3.0x 3.3x Mark et Capitalization / Total Capitalization    46.1% 42.5% Note: $0.6 million capital leases are treated as operating leases due to affiliate relationship per credit agreement 1) Leverage calculated as per credit agreement. 2) Market capitalization as of 8/10/18 closing stock price of $6.85 and 27.5 million shares outstanding. 3) PF LTM Credit Agreement Adjusted EBITDA includes $5.0 million contribution from WXTU-FM acquisition, including synergies. 7

Summary of Corporate Structure Guarantor Beasley Broadcast Group, Inc. (NASDAQ:BBGI) Borrower 100% Sole Member Beasley Mezzanine Holdings, LLC ($20 million Revolver) ($220 million Term Loan B) ($35 million Delayed Draw Add-on Term Loan B) 100% Beasley Media Group, LLC 100% 100% Greater Media, Inc. 100% Beasley Media Group 100% Licenses, LLC Greater Media, Inc. Subsidiaries 8

Summary of Terms – Senior Secured Credit Facilities     Borrower:    Beasley Mezzanine Holdings, LLC (“Borrower”) Guaranteed by Beasley Broadcast Group, Inc. (“Holdings”) and all current and future domestic material subsidiaries of Holdings, Guarantors:    with customary exceptions Security:    Same as existing Purpose    To fund the acquisition of WXTU-FM and to pay Transaction fees and expenses Tranche    Amount Tenor Pricing Floor OID Facilities:     Delayed Draw Add-on    $35 million November 2023 L + 400 1.00% [ _ ] Term Loan B     Availability:    6 months Commitment Fee:    [ _ ] Fungibility:    Fungible upon funding Amortization:    1.00% per annum (same as existing credit agreement) 50% Excess Cash Flow sweep if Total Net Leverage Ratio > 3.5x, with step-downs to 25% (≤ 3.5x) and 0% (≤ 3.0x) (same as Excess Cash Flow:    existing credit agreement) Maximum First Lien Net Leverage Ratio 6.0x through December 31st, 2018; stepping down to 5.75x through December 31st, Financial Covenant:    2019; stepping down to 5.25x thereafter (same as existing credit agreement) Negative Covenants:    Same as existing credit agreement 9

Anticipated Transaction Timetable     August 2018 S     M T W T F S 1 2 3 4 5     6 7 8 9 10 11 12     13 14 15 16 17 18 19     20 21 22 23 24 25 26     27 28 29 30 31 Key Date Date:    Event: August 13th    â–ª Lender Call August 21st    â–ª Lender Commitments Due August 24th    â–ª Estimated Close Late Q3 or early Q4    â–ª Estimated Funding 10

Business Update Section II

Company Overview NASDAQ: BBGI Founded in 1961 and headquartered in Naples, Florida, Beasley has steadily progressed into a leading local radio broadcaster Since IPO in 2000, Beasley has become the 4th largest radio broadcasting company by revenues, with 64 stations in 15 markets The Company’s 2016 acquisition of Greater Media and 2017 asset swap with Entercom increased scale, diversification, and original content while providing meaningful synergies Pro Forma LTM 6/30/18 Net Revenue and Credit Agreement Adjusted EBITDA are $257.1 million and $54.1 million, respectively (1) Company has strategically evolved to become a locally-focused, multi-platform, marketing-solutions provider offering on-air, online, mobile and social media applications Net Revenue mix: local (60%), national (20%), digital (6%), non-traditional / other (14%) (2) Strong digital presence with 14.3 million online streaming sessions per month, 37 million monthly page views, and approximately 3.5 million podcast downloads per month Consistent Free Cash Flow generation; $48 million cumulative debt reduction since the close of Greater Media acquisition net of the WBZ-FM acquisition 1) Pro Forma for the WBZ-FM / WMJX-FM asset swap and WXTU-FM acquisition 2) YTD 6/30/2018, excluding WXTU-FM 12

Acquisition of WXTU-FM On July 19, 2018, Beasley announced the acquisition of WXTU-FM for $38 million from Entercom WXTU-FM is Philadelphia’s Heritage Country station and was one of the first major market FM stations acquired by Beasley founder George Beasley before divesting the station in 2014 as part of a multi-market swap with CBS radio The acquisition highlights Beasley’s focus on premium local programming and content WXTU-FM is complementary to the Company’s six other radio stations and digital operations in the Philadelphia market, the ninth largest radio market in the country For the twelve months ended June 30, 2018, WXTU-FM generated approximately $9.5 million of net revenue and approximately $4.0 million of station operating income After giving effect to expected synergies, Pro Forma LTM 6/30/2018 station operating income is $5.0 million The transaction is expected to receive FCC approval and close in the late third quarter or early fourth quarter Local Marketing Agreement (LMA) began on July 23, 2018 13

BEASLEY BROADCAST GROUP

Credit Agreement Adjusted EBITDA Performance Bridge

($ in millions)

FY 2017 Credit Agreement Adjusted EBITDA to LTM Q2 2018 Pro Forma Credit Agreement Adjusted EBITDA



$52.1
$2.1
$0.2
$0.9
$0.2
$49.1
$5.0
$54.1
FY 2017 Credit Agreement Adj. EBITDA
Revenue
SOE
Corp. G&A
Format Change Add-back
LTM Q2 2018 Credit Agreement Adj. EBITDA
WXTU-FM Contribution
LTM Q2 2018 PF Credit Agreement Adj. EBITDA

Commentary

- **Net Revenue:** $2.1 million decline due to format competition and ratings softness at a few specific stations
- **Station Operating Expenses:** $0.2 million SOE reduction as a result of ongoing expense management and cost optimization initiative
- **Corporate G&A:** Increase of $0.9 million due to investment into digital platform and technology
- **Format Change:** $0.2 million roll-off of format change add-back from station that still generating loss after 18 months
- **WXTU-FM Contribution:** LTM Q2 2018 SOI of $4.0 million ($5.0 million after giving effect to expected synergies)

Note: Performance bridge excludes effect of trade SOI, severance, SBC, loss-making reformatted stations within 18 months of the reformat, and non-cash items – per Credit Agreement EBITDA definition; 2017 is pro forma for the WFNZ-AM divestiture, Greenville/New Bern/Jacksonville divestiture, and WBZ-FM / WMJX-FM asset swap; LTM is pro forma for the WBZ-FM / WMJX-FM asset swap and WXTU-FM acquisition.

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Summary of Credit Highlights 1 Leading Local Broadcast Media Company 2 Sizeable Clusters with Strong In-Market Competitive Positioning 3 Diversified Format, Advertisers, and End Markets 4 Strong Financial Profile with Robust Free Cash Flow 5 Modest Leverage, Track Record of De-Leveraging and Significant Equity Support 6 Attractive Industry and Scaled Digital Platform 7 Disciplined and Experienced Management Team 15

Q&A

Appendix

Calculation of Pro Forma Net Revenue Twelve months ended    Six months ended LTM December 31,     June 30, June 30, 2016    2017 2017 2018 2018 Reported net revenue    $136,636,803 $232,179,463 $114,753,965 $116,778,923 $234,204,421 Acquired stations (1)    150,102,278 35,863,012 15,138,767 - 30,205,270 Sold stations (1)    (27,508,549) (17,432,333) (10,044,608) 75,612 (7,312,113) Pro forma net revenue    $259,230,532 $250,610,142 $119,848,124 $116,854,535 $257,097,578 Source: Company materials 1) 2016 is pro forma for the Greater Media acquisition, WFNZ-AM divestiture, Greenville/New Bern/Jacksonville divestiture, and WBZ-FM / WMJX-FM asset swap; 2017 is pro forma for the WFNZ-AM divestiture, Greenville/New Bern/Jacksonville divestiture, and WBZ-FM / WMJX-FM asset swap; LTM is pro forma for the WBZ-FM / WMJX-FM asset swap and WXTU-FM acquisition 18

BEASLEY BROADCAST GROUP

Reconciliation of SOI and Pro Forma SOI to Net Income

	Twelve months ended December 31,			LTM June 30,	Six months ended June 30,	
	2015	2016	2017	2018	2017	2018
Net income	$6,362,322	$47,488,413	$87,131,169	$77,496,572	$11,392,017	$1,757,420
Depreciation and amortization	3,834,992	6,232,572	6,133,812	6,120,119	3,122,479	3,108,786
Interest expense	3,967,794	6,597,738	18,430,072	16,281,504	9,579,383	7,430,815
Income tax expense (benefit)	3,640,787	8,297,802	(48,228,290)	(49,698,804)	3,809,791	2,339,277
EBITDA	$17,805,895	$68,616,525	$63,466,763	$50,199,391	$27,903,670	$14,636,298
Transaction expenses	349,917	6,381,198	963,979	217,909	746,070	-
Other operating expenses	-	-	968,603	387,441	581,162	-
Change in fair value of contingent consideration	-	(1,266,394)	(10,053,754)	(495,879)	(5,141,950)	4,415,925
Gain on dispositions	-	-	(3,707,993)	-	(3,707,993)	-
Gain on exchange	-	-	(11,803,585)	(11,803,585)	-	-
Termination of postretirement benefits plan	-	-	(1,812,448)	-	(1,812,448)	-
Gain on merger	-	(44,281,066)	-	-	-	-
Impairment loss	3,520,933	-	-	-	-	-
Loss on modification of long-term debt	558,856	769,819	3,954,035	3,954,035	-	-
Other income (expense), net	(881,938)	(564,230)	(450,707)	(531,202)	(395,717)	(476,212)
ADJUSTED EBITDA	$21,353,663	$29,655,852	$41,524,893	$41,928,110	$18,172,794	$18,576,011
Corporate general and administrative expenses	8,983,860	10,303,503	15,832,406	15,836,599	7,718,579	7,722,772
SOI	$30,337,523	$39,959,355	$57,357,299	$57,764,709	$25,891,373	$26,298,783
Pro forma net revenue for acquisitions and dispositions (1)	($3,148)	$123,043,730	$18,430,679	$13,412,132	$5,094,159	$75,612
Pro forma station operating expenses for acquisitions and dispositions (1)	(134,811)	(103,941,130)	(14,714,288)	(10,964,337)	(3,865,323)	(115,372)
PRO FORMA SOI	$30,199,564	$59,061,955	$61,073,690	$60,212,504	$27,120,209	$26,259,023

Source: Company materials

1) *2015 is pro forma for the Miami and Philadelphia radio stations sold in December 2014; 2016 is pro forma for the Greater Media acquisition; 2017 is pro forma for the WFNZ-AM divestiture, Greenville/New Bern/Jacksonville divestiture, and WBZ-FM / WMJX-FM asset swap; LTM is pro forma for the WBZ-FM / WMJX-FM asset swap; WXTU-FM is not included in any of the calculations*

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BEASLEY
BROADCAST GROUP

Reconciliation of EBITDA, Credit Agreement Adjusted EBITDA, and Pro Forma Credit Agreement Adjusted EBITDA to Net Income

	Twelve months ended December 31,			LTM June 30,	Six months ended June 30,	
	2015	2016	2017	2018	2017	2018
Net income	$6,362,322	$47,488,413	$87,131,169	$77,496,572	$11,392,017	$1,757,420
Depreciation and amortization	3,834,992	6,232,572	6,133,812	6,120,119	3,122,479	3,108,786
Interest Expense	3,967,794	6,597,738	18,430,072	16,281,504	9,579,383	7,430,815
Income tax expense (benefit)	3,640,787	8,297,802	(48,228,290)	(49,698,804)	3,809,791	2,339,277
EBITDA	$17,805,895	$68,616,525	$63,466,763	$50,199,391	$27,903,670	$14,636,298
Transaction expenses	349,917	6,381,198	963,979	217,909	746,070	-
Other operating expenses	-	-	968,603	387,441	581,162	-
Change in fair value of contingent consideration	-	(1,266,394)	(10,053,754)	(495,879)	(5,141,950)	4,415,925
Gain on dispositions	-	-	(3,707,993)	-	(3,707,993)	-
Gain on exchange	-	-	(11,803,585)	(11,803,585)	-	-
Termination of postretirement benefits plan	-	-	(1,812,448)	-	(1,812,448)	-
Gain on merger	-	(44,281,066)	-	-	-	-
Impairment loss	3,520,933	-	-	-	-	-
Loss on modification of long-term debt	558,856	769,819	3,954,035	3,954,035	-	-
Other income (expense), net	(881,938)	(564,230)	(450,707)	(531,202)	(395,717)	(476,212)
ADJUSTED EBITDA	$21,353,663	$29,655,852	$41,524,893	$41,928,110	$18,172,794	$18,576,011
Pro forma net revenue for acquisitions and dispositions (1)	(3,148)	123,043,730	18,430,679	13,412,132	5,094,159	75,612
Pro forma station operating expenses for acquisitions and dispositions (1)	(134,811)	(103,941,130)	(14,714,288)	(10,964,337)	(3,865,323)	(115,372)
GMI synergies/pension adjustment	-	5,613,769	-	-	-	-
Stock-based compensation	1,112,891	809,371	1,745,134	2,094,615	971,695	1,321,176
Other adjustments (incl. Trade)	184,259	(168,308)	16,996	322,988	(84,447)	221,545
Tax add back	1,003,879	1,562,660	1,371,148	1,383,164	687,710	699,726
Other expenses (Corporate pro forma/Pension adjustment)	190,391	(453,621)	-	(982,158)	(2,449)	(984,607)
Format change addback	-	3,338,067	1,759,508	929,225	1,338,715	508,432
Severance addback	-	3,179,080	1,977,584	961,365	1,235,640	219,421
CREDIT AGREEMENT ADJUSTED EBITDA (1)	$23,707,124	$62,639,470	$52,111,654	$49,085,104	$23,548,494	$20,521,944
Pro forma WXTU-FM EBITDA Contribution				5,042,529		
PRO FORMA CREDIT AGREEMENT ADJUSTED EBITDA (1)				$54,127,633		

Source: Company materials

1) *2015 is pro forma for the Miami and Philadelphia radio stations sold in December 2014; 2016 is pro forma for the Greater Media acquisition; 2017 is pro forma for the WFNZ-AM divestiture, Greenville/New Bern/Jacksonville divestiture, and WBZ-FM / WMJX-FM asset swap; LTM is pro forma for the WBZ-FM / WMJX-FM asset swap and WXTU-FM acquisition*

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Reconciliation of Free Cash Flow to Net Income

	Twelve months ended December 31,			LTM June 30,	Six months ended June 30,	
	2015	2016	2017	2018	2017	2018
Net income	$6,362,322	$47,488,413	$87,131,169	$77,496,572	$11,392,017	$1,757,420
Non-cash stock based compensation	1,112,891	809,371	1,745,134	2,165,167	971,695	1,321,176
Transaction expenses	349,917	6,381,198	963,979	217,909	746,070	-
Other operating expenses	-	-	968,603	387,441	581,162	-
Depreciation and amortization	3,834,992	6,232,572	6,133,812	6,120,119	3,122,479	3,108,786
Change in fair value of contingent consideratic	-	(1,266,394)	(10,053,754)	(495,879)	(5,141,950)	4,415,925
Gain on dispositions	-	-	(3,707,993)	-	(3,707,993)	-
Impairment loss	3,520,933	-	-	-	-	-
Gain on exchange	-	-	(11,803,585)	(11,803,585)	-	-
Termination of postretirement benefits plan	-	-	(1,812,448)	-	(1,812,448)	-
Gain on merger	-	(44,281,066)	-	-	-	-
Loss on modification of long-term debt	558,856	769,819	3,954,035	3,954,035	-	-
Other income (expense), net	(881,938)	(564,230)	(450,707)	(531,202)	(395,717)	(476,212)
Income tax expense (benefit)	3,640,787	8,297,802	(48,228,290)	(49,698,804)	3,809,791	2,339,277
Amortization of loan fees	339,924	670,369	2,150,450	1,997,586	1,093,616	940,752
Interest income	61,319	32,639	127,270	138,684	51,790	63,204
Current income tax expense	(1,850,676)	(1,053,857)	(289,563)	(383,860)	(220,984)	(315,281)
Capital expenditures	(2,129,084)	(2,940,757)	(4,192,614)	(4,718,607)	(1,601,006)	(2,126,999)
FCF	$14,920,243	$20,575,879	$22,635,498	$24,845,576	$8,888,522	$11,028,048

Source: Company materials

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Notice to and Undertaking by Recipients I. Confidentiality As used herein: (a) “Evaluation Material” refers to this Presentation and any other information regarding the Company or the Facilities furnished or communicated to the Recipient by or on behalf of the Company in connection with the Facilities (whether prepared or communicated by the Arrangers or the Company, their respective advisors or otherwise), and including information and materials provided through access to the related Debtdomain site and (b) “Internal Evaluation Material” refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definition of Evaluation Material. The Recipient acknowledges that the Company considers the Evaluation Material to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the Evaluation Material confidential; provided however that (i) it may make any disclosure of such information to which the Company gives its prior written consent and (ii) any of such information may be disclosed to it, its affiliates and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, “Representatives”) who need to know such information for the purposes of evaluating the Facilities (it being understood that such Representatives shall be informed by the Recipient of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of this Notice and Undertaking and the Special Notice). The Recipient agrees to be responsible for any breach of this Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives. The Recipient shall be permitted to disclose the Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization having or claiming to have jurisdiction) or in connection with any legal proceedings if compelled by a court of competent jurisdiction. The Recipient agrees that it will notify the Arrangers as soon as practical in the event of any request made of the Recipient for such disclosure or any requirement of such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process and will use commercially reasonable efforts to ensure that any information so disclosed is afforded confidential treatment. The Recipient shall have no obligation hereunder with respect to any Evaluation Material to the extent that such information (i) is or becomes generally available to the public other than as a result of a disclosure by the Recipient or any of its Representatives in violation of this agreement or any other confidentiality obligation of the Recipient to the Company, (ii) was within the Recipient’s possession prior to its being furnished pursuant hereto, provided that the source of such information was not known by you, after good faith inquiry, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information or (iii) is or becomes available to the Recipient on a non-confidential basis from a source other than the Company or its agents, provided that the source of such information was not known by the Recipient, after good faith inquiry, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other party with respect to such information. In the event that the Recipient of the Evaluation Material decides not to participate in the transaction described herein, upon request of the Company or the Arrangers, such Recipient shall as soon as practicable terminate its access to the related Debtdomain site and return all Evaluation Material (other than Internal Evaluation Material) to the Company or the Arrangers or represent in writing to the Company or the Arrangers that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless the Recipient has advised the Arrangers and the Company that the Recipient is prohibited from doing so by the Recipient’s internal policies and procedures. Notwithstanding the foregoing, any retained Evaluation Material or Internal Evaluation Material as contemplated by the prior sentence shall continue to be subject to this Notice and Undertaking. II. Information The Recipient acknowledges and agrees that (i) the Arrangers received the Evaluation Material from third party sources (including the Company) and it is provided to the Recipient solely for informational purposes, (ii) neither of the Arrangers nor any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents shall bear any responsibility or liability for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation, guaranty or warranty (express or implied) regarding the Evaluation Material (including with respect to forward looking statements or projections) is made by the Arrangers or any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents, (iv) neither the Arrangers nor any of their subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents has made any independent verification as to the accuracy or completeness of the Evaluation Material (including with respect to forward looking statements or projections), (v) neither of the Arrangers nor any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents shall have any obligation to update or supplement any Evaluation Material or otherwise provide additional information, and (vi) neither of the Arrangers nor any of their respective subsidiaries, affiliates, directors, officers, employees, representatives, consultants, legal counsel and/or agents shall have any liability related to the use of information contained in this Presentation or any related marketing materials by any Recipient. The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company and the Facilities and does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. The Evaluation Material is not intended to form the basis of any investment decision and does not attempt to present all the information that prospective investors may require for purposes of making an investment decision. Each Recipient of the information and data contained herein should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should perform its own independent investigation and analysis of the Facilities or the transactions contemplated thereby and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company and agrees to undertake and rely on its own independent investigation and analysis and consult with its own attorneys, accountants and other professional advisors regarding the Company and the merits and risks of entering into the Facilities, including all related legal, investment, tax and other matters. The information and data contained herein are not a substitute for the Recipient’s independent evaluation and analysis and should not be considered as a recommendation by the Arrangers or any of their affiliates that any Recipient enter into the Facilities. 22 22

Notice to and Undertaking by Recipients The Evaluation Material may include certain forward looking statements and projections provided by the Company. Any such statements and projections reflect various estimates and assumptions by the Company concerning anticipated results and may involve elements of subjective judgment and analysis. The forward looking statements and projections are not historical facts and are based on management’s analysis of information at the time this Presentation was prepared and/or management’s good faith belief with respect to future events. These forward looking statements involve uncertainty and risk. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections and such statements and projections should not be relied upon as a promise or representation as to the future. Whether or not any such forward looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company. Accordingly, actual results may vary from the projected results and such variations may be material. The Company assumes no obligation to update forward looking statements or projections contained herein to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. III. General It is understood that (a) unless and until a definitive agreement regarding the Facilities between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facilities by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice and (b) the Company or the Arrangers, as applicable, reserve the right, in its sole discretion and for any reason, to modify or amend the terms of the Facilities, to approve or disapprove any prospective lender or other investor, to accept or reject, in whole or in part, any request by an investor to participate as lender, participant or otherwise in the Facilities, to allocate to any investor a smaller portion of the Facilities than the amount sought by such investor and to withdraw from any further discussions, negotiations or transaction. None of the Company or the Arrangers will have any liability or obligation whatsoever to any prospective investor in the event of any of the foregoing. The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company and the Arrangers shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages. This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient, the Company and the Arrangers with respect to the Evaluation Material and the Internal Evaluation Material and supersede all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice relating to confidentiality shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facilities, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facilities, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material on the date falling one year after the date of this Presentation. This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligations Law to the extent that it mandates that the law of the State of New York govern). 23